699 P4 08/20

SUPPLEMENT DATED AUGUST 12, 2020

TO THE PROSPECTUS DATED DECEMBER 1, 2019

OF

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
(a series of Franklin Global Trust)

The prospectus is amended as follows:

I.  The following is added to the “Fund Details – Management” section of this prospectus:

Effective May 1, 2020, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to May 1, 2020, the Fund paid the investment manager a fee equal to an annual rate based on the Fund’s average daily net assets, as listed below:

•         1.00% of the value of average daily net assets up to and including $500 million;

•         0.90% of the value of average daily net assets over $500 million up to and including $1 billion; and

•         0.85% of the value of average daily net assets over $1 billion.

Effective May 1, 2020, the Fund pays the investment manager a fee equal to an annual rate based on the Fund’s average daily net assets, as listed below:

•         0.85% of the value of average daily net assets up to and including $500 million;

•         0.80% of the value of average daily net assets over $500 million up to and including $1 billion; and

•         0.75% of the value of average daily net assets over $1 billion.

Please keep this supplement with your prospectus for future reference.

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